Exhibit 10.5

ADDENDUM TO THE SOFTWARE LICENSE AGREEMENT BETWEEN

CAMPUS MANAGEMENT CORP® AND

BRIDGEPORT EDUCATION INC.

Purpose of Addendum: Increase ASRs

This Addendum, effective upon the mutual execution by the parties hereunder, is incorporated into and made a part of the Software License Agreement (the “License Agreement”) between Campus Management Corp. (“CMC”) and Bridgeport Education Inc. (“Customer”), dated as of March 2, 2004.  All capitalized terms not otherwise defined herein shall have the meaning set forth in the License Agreement.  The License Agreement shall be amended, as follows:

1.                                       Customer is hereby licensed to use the Licensed Program, including those set forth in Section 2 below, for an additional [***] ASRs, for a total of up to [***] ASRs, at the following licensed Campuses:

Institution Name	Campus Address
Bridgeport Education, Inc.	13500 Evening Creek Drive, Suite 600, San Diego, CA 92128
Ashford University (AU-TR)	400 North Bluff Road, Clinton, Iowa 52732
Ashford University Online (AUO) (AU-AC)	400 North Bluff Road, Clinton, Iowa 52732
University of the Rockies-Online	13500 Evening Creek Drive, Suite 600, San Diego. CA 92128
Ashford University- Evening Accelerated (AU-EA)	400 North Bluff Road. Clinton, Iowa 52732
Ashford Audit	13500 Evening Creek Drive, Suite 600, San Diego, CA 92128
Instructor Campus	13500 Evening Creek Drive, Suite 600, San Diego, CA 92128
University of the Rockies (TR)	555 East Pikes Peak Ave., Colorado Springs, CO 80903
Total Campuses - 8

*** Confidential portions of this document have been redacted and filed separately with the Commission.

2.                                       The incremental License Fees for the additional ASRs, at the above licensed Campuses, are as follows:

License	Cost
CampusVue	$	[***]
CampusPortal	$	[***]
CampusLink AppCreator	$	[***]
CampusLink Communicator	$	[***]
CampusLink eLead	$	[***]
CampusLink eLearning	$	[***]
TOTAL	$	[***]

3.                                       Full payment of the non-refundable fee is due and payable on or before July 1, 2009.

This Addendum is deemed effective upon acceptance at CMC’s principal offices.  Except as expressly stated herein, all other terms of the License Agreement, as amended, remain unchanged and in full force and effect.

BRIDGEPOINT EDUCATION, INC.		CAMPUS MANAGEMENT CORP.

By:	/s/	By:	/s/

Print:	Daniel J. Devine	Print:	Anders Nessen

Title:	CFO	Title:	CFO

Date:	6-29-09	Date:	6-29-09

*** Confidential portions of this document have been redacted and filed separately with the Commission.

ADDENDUM TO THE SOFTWARE LICENSE AGREEMENT BETWEEN

CAMPUS MANAGEMENT CORP® AND

Bridgeport Education Inc.

Purpose of Addendum: Unlimited Record Count License

This Addendum, effective upon the mutual execution by the parties hereunder, is incorporated into and made a part of the Software License Agreement (the ‘License Agreement”) between Campus Management Corp. (“CMC) and Bridgeport Education Inc. (“Customer”), dated as of March 2, 2004.  All capitalized terms not otherwise defined herein shall have the meaning set forth in the License Agreement.  The License Agreement shall be amended, as follows:

1.                                       Whereas Customer has [***] ASRs licensed and desires to obtain an unlimited Record Count (ASRs).  Subject to the terms and conditions of the License Agreement and this Addendum, including CMC’s receipt of the initial payment below, Customer shall be licensed to use the Licensed Programs (see products set forth in Section 2 below), for an unlimited Record Count (ASRs), at the following licensed Campuses:

Institution Name	Campus Address
Bridgeport Education, Inc.	13500 Evening Creek Drive, Suite 600, San Diego, CA 92128
Ashford University (AU-TR)	400 North Bluff Road, Clinton, Iowa 52732
Ashford University Online (AUO) (AU-AC)	400 North Bluff Road, Clinton, Iowa 52732
University of the Rockies-Online	13500 Evening Creek Drive, Suite 600, San Diego. CA 92128
Ashford University- Evening Accelerated (AU-EA)	400 North Bluff Road. Clinton, Iowa 52732
Ashford Audit	13500 Evening Creek Drive, Suite 600, San Diego, CA 92128
Instructor Campus	13500 Evening Creek Drive, Suite 600, San Diego, CA 92128
University of the Rockies (TR)	555 East Pikes Peak Ave., Colorado Springs, CO 80903
Total Campuses - 8

2.                                       For clarification, Customer acknowledges and agrees that the unlimited Record Count does not apply to any non-organic Record Count increases (i.e., as a result of Customer’s acquisition of additional Record Count or Campuses resulting from a change of control, merger or acquisition by or of Customer or its affiliates).

*** Confidential portions of this document have been redacted and filed separately with the Commission.

3.                                       The incremental License Fees for the following License Programs for the unlimited Record Count, at the above licensed Campuses, are as follows:

License	Cost
CampusVue
CampusPortal
CampusLink AppCreator
CampusLink Communicator
CampusLink eLead
CampusLink eLearning
TOTAL	$	[***]

4.                                       Payment of the non-refundable License Fees above is due and payable in four (4) equal installments, with payments due on or before July 15, 2009; October 15, 2009, January 15, 2010; and April 15, 2010, respectively.  Payment for additional Campuses is due in accordance with the License Agreement.

5.                                       For each additional Campus beyond the eight (8) Campuses set forth above, Customer shall pay one-time fees per Campus as follows: (a) $[***] per Campus and (b) $[***] per online (i.e., more than 50% of the students are enrolled in online programs) Campus.  Such Campus license pricing will not be subject to increase through December 31, 2011.

6.                                       Customer shall promptly pay, indemnify and hold CMC harmless from all sales, use, gross receipts, GST, value-added, personal property or other tax or levy (including interest and penalties) imposed on the Licensed Program(s) provided hereunder, other than taxes on the net income or profits of CMC.  Subject to any applicable laws, the foregoing shall not apply to the extent Customer is formed as a not for profit organization and promptly provides CMC an applicable tax exempt certificate.  All prices quoted are net of taxes.

This Addendum is deemed effective upon acceptance at CMC’s principal offices.  Except as expressly stated herein, all other terms of the License Agreement, as amended, remain unchanged and in full force and effect.

BRIDGEPOINT EDUCATION, INC.		CAMPUS MANAGEMENT CORP.

By:	/s/	By:	/s/

Print:	Daniel J. Devine	Print:	Anders Nessen

Title:	CFO	Title:	CFO

Date:	6-29-09	Date:	6-29-09

*** Confidential portions of this document have been redacted and filed separately with the Commission.

ADDENDUM TO THE CAMPUSCARE® SUPPORT AGREEMENT BETWEEN

CAMPUS MANAGEMENT CORP® AND

BRIDGEPORT EDUCATION, INC.

Purpose of Addendum; Dedicated Account Manager,

Service Representative and/or Support Representative

This Addendum, effective upon the mutual execution by the parties hereunder, is incorporated into and made a part of the CampusCare Support Agreement (the “CampusCare Agreement”) between Campus Management Corp. (“CMC”) and Bridgeport Education, Inc. (“Customer”), dated as of February 15, 2005.  All capitalized terms not otherwise defined herein shall have the meaning set forth in the CampusCare Agreement.  The CampusCare Agreement shall be amended, as follows:

1.                                       Customer has licensed the following Licensed Programs in accordance with the License Agreement and Addenda:

CampusVue

CampusPortal

CampusLink eLead

CampusLink AppCreator

CampusLink Communicator

CampusLink eLearnlng

2.                                       For the Licensed Programs set forth above, the following dedicated account resources shall be assigned based on the active ASR tiers as of the beginning of each calendar year and subject to increases based on calculations conducted by CMC on the first day of each calendar quarter.*

•                  [***] ASRs: ½ Time Dedicated Account Manager - Assigned Now (Option to convert to full time: $[***], may be pro-rated); and

•                  [***] ASRs: 1 Dedicated Client IT Services Representative; and

•                  [***] ASRs: 1 Dedicated Level 2 Support Representative; and

•                  [***] ASRs: Full-time Dedicated Account Manager (replaced 1/2 Time Dedicated Account Manager); and

•                  Additional Level 1 Dedicated Support Representative will be assigned every [***] ASR thereafter.

*** Confidential portions of this document have been redacted and filed separately with the Commission.

* Note that incremental headcount for support and /or IT services also may be contracted for in advance of these ASR thresholds for an annual fee of $[***] per resource (pricing valid for 2009-2010).  When the ASR thresholds are met, the fees paid will be applied for the new ASR count.

3.                                       Customer shall pay CampusCare on an annual basis in accordance with the CampusCare Agreement.  Customer’s Record Count will be reviewed by CMC as of the first day of each calendar quarter, commencing on October 1, 2009.  If Customer exceeds any ASR threshold (per table below), then CMC shall invoice Customer, and Customer shall promptly pay (net 30 days) additional CampusCare fees (pro-rated for the remainder of the then current calendar year) for the additional ASRs in accordance with the following rate table:

ASR	Effective Rate/ASR
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

4.                                       No payment is due at the time of execution of this Addendum, and if Customer increases ASRs between the date of this Addendum and September 30, 2009, no additional CampusCare fees shall be due for such period.  Pricing is subject to increases for additional Licensed Programs, services and in accordance with the CampusCare Agreement.

This Addendum is deemed effective upon acceptance at CMC’s principal offices.  Except as expressly stated herein, all other terms of the CampusCare Agreement, as amended, remain unchanged and in full force and effect.

BRIDGEPOINT EDUCATION, INC.		CAMPUS MANAGEMENT CORP.

By:	/s/	By:	/s/

Print:	Daniel J. Devine	Print:	Anders Nessen

Title:	CFO	Title:	CFO

Date:	6-29-09	Date:	6-29-09

*** Confidential portions of this document have been redacted and filed separately with the Commission.

ADDENDUM TO THE CAMPUSCARE® SUPPORT AGREEMENT BETWEEN

CAMPUS MANAGEMENT CORP® AND

BRIDGEPORT EDUCATION, INC.

Purpose of Addendum: Increase ASRs

This Addendum, effective upon the mutual execution by the parties hereunder, is incorporated into and made a part of the CampusCare Support Agreement (the “CampusCare Agreement”) between Campus Management Corp. (“CMC”) and Bridgepoint Education, Inc. (“Customer”), dated as of February 15, 2005.  All capitalized terms not otherwise defined herein shall have the meaning set forth in the CampusCare Agreement.  The CampusCare Agreement shall be amended, as follows:

1.                                       Contemporaneously with this Addendum, Customer is executing the Addendum to the Software License Agreement in order to add an additional [***] ASRs, for a total Record Count of up to [***] ASRs.  Accordingly, the incremental Premium CampusCare fees For the Licensed Programs, based on the addition of [***] ASRs, for the period June 1, 2009, through December 31, 2009, are as follows:

License	Cost
CampusVue	$	[***]
CampusPortal	$	[***]
CampusLink AppCreator	$	[***]
CampusLink Communicator	$	[***]
CampusLink eLead	$	[***]
CampusLink eLearning	$	[***]
TOTAL	$	[***]

2.                                       Full payment of the non-refundable fee is due and payable on or before July 1, 2009.

This Addendum is deemed effective upon acceptance at CMC’s principal offices.  Except as expressly stated herein, all other terms of the CampusCare Agreement, as amended, remain unchanged and in full force and effect.

BRIDGEPOINT EDUCATION, INC.		CAMPUS MANAGEMENT CORP.

By:	/s/	By:	/s/

Print:	Daniel J. Devine	Print:	Anders Nessen

Title:	CFO	Title:	CFO

Date:	6-29-09	Date:	6-29-09

*** Confidential portions of this document have been redacted and filed separately with the Commission.